EXHIBIT 1

                             JOINT FILING AGREEMENT

          JOINT FILING AGREEMENT (this "Agreement"), dated as of February 13, 2001 among TPG Partners, L.P., a Delaware limited partnership ("Partners"), TPG Parallel I, L.P., a Delaware limited partnership ("Parallel"), Communication GenPar, Inc., a Delaware corporation ("Communication"), TPG Equity Partners, L.P., a Delaware limited partnership ("Equity"), FOF Partners, L.P., a Delaware limited partnership ("FOF"), TPG GenPar, L.P., a Delaware limited partnership ("GenPar") and TPG Advisors, Inc., a Delaware corporation, ("Advisors").

                               W I T N E S S E T H
                               - - - - - - - - - -

          WHEREAS, as of the date hereof, each of Partners, Parallel, Communication, Equity, FOF, GenPar and Advisors is filing a Schedule 13G under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to securities of Paradyne Networks, Inc. (the "Schedule 13G");

          WHEREAS, each of Partners, Parallel, Communication, Equity, FOF, GenPar and Advisors is individually eligible to file the Schedule 13G;

          WHEREAS, each of Partners, Parallel, Communication, Equity, FOF, GenPar and Advisors wishes to file the Schedule 13G and any amendments thereto jointly and on behalf of each of Partners, Parallel, Communication, Equity, FOF, GenPar and Advisors, pursuant to Rule 13d-1(k)(1) under the Exchange Act;

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

          1. Partners, Parallel, Communication, Equity, FOF, GenPar and Advisors hereby agree that the Schedule 13G is, and any amendments thereto will be, filed on behalf of each of Partners, Parallel, Communication, Equity, FOF, GenPar and Advisors pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

          2. Each of Partners, Parallel, Communication, Equity, FOF, GenPar and Advisors hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, it is responsible for the timely filing of the Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning it contained therein, and is not responsible for the completeness and accuracy of the information concerning any of the other parties contained therein, unless it knows or has reason to know that such information is inaccurate.

          3. Each of Partners, Parallel, Communication, Equity, FOF, GenPar and Advisors hereby agrees that this Agreement shall be filed as an exhibit to the
Schedule 13G, pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed individually or by their respective directors hereunto duly authorized as of the day and year first above written.

                                           TPG Partners, L.P.
                                           By:  TPG GenPar, L.P.
                                           By:  TPG Advisors, Inc.


                                           By:  /s/ Richard A. Ekleberry
                                           -------------------------------------
                                           Name:  Richard A. Ekleberry
                                           Title: Vice President

                                           TPG Parallel I, L.P.
                                           By:  TPG GenPar, L.P.
                                           By:  TPG Advisors, Inc.


                                           By:  /s/ Richard A. Ekleberry
                                           -------------------------------------
                                           Name:  Richard A. Ekleberry
                                           Title: Vice President

                                           Communication GenPar, Inc.


                                           By:  /s/ Richard A. Ekleberry
                                           -------------------------------------
                                           Name:  Richard A. Ekleberry
                                           Title: Vice President


                                           TPG Equity Partners, L.P.,
                                           By:  TPG Advisors, Inc.


                                           By:  /s/ Richard A. Ekleberry
                                           -------------------------------------
                                           Name:  Richard A. Ekleberry
                                           Title: Vice President




                                           FOF Partners, L.P.
                                           By:  TPG Advisors, Inc.


                                           By:  /s/ Richard A. Ekleberry
                                           -------------------------------------
                                           Name:  Richard A. Ekleberry
                                           Title: Vice President


                                           TPG GenPar, L.P.
                                           By:  TPG Advisors, Inc.


                                           By:  /s/ Richard A. Ekleberry
                                           -------------------------------------
                                           Name:  Richard A. Ekleberry
                                           Title: Vice President


                                           By:  TPG Advisors, Inc.


                                           By:  /s/ Richard A. Ekleberry
                                           -------------------------------------
                                           Name:  Richard A. Ekleberry
                                           Title: Vice President